UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2008

CORTEX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16467	33-0303583
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15241 Barranca Parkway, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 727-3157

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2008, Cortex Pharmaceuticals, Inc. (the “Company”) entered into a Fourth Amendment to Employment Agreement (the “Amendment”) with Roger G. Stoll, Ph.D., the Company’s President and Chief Executive Officer, which amends his Employment Agreement with the Company dated as of October 29, 2002, as amended (the “Employment Agreement”). The Amendment, which is effective as of August 13, 2008, amends, among other things, Section 2 of the Employment Agreement to extend its term through August 13, 2009 and Sections 1 and 3 of the Employment Agreement to change Dr. Stoll’s position from President and Chief Executive Officer to Executive Chairman of the Company’s Board of Directors.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.109 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

See the disclosure set forth under Item 1.01 regarding the Amendment to Dr. Stoll’s Employment Agreement, which is incorporated by reference into this Item 5.02.

On July 11, 2008, in recognition of the additional responsibilities that Dr. Mark Varney, the Company’s current Chief Scientific Officer and Chief Operating Officer, will assume upon his commencing the positions of President and Chief Executive Officer, the Compensation Committee of the Company’s Board of Directors increased Dr. Varney’s base salary to $362,000, effective August 13, 2008, and approved the grant to him on such date of an option to purchase up to 200,000 shares of the Company’s common stock at an exercise price to be determined based upon the closing price of the Company’s common stock on the American Stock Exchange on August 13, 2008, the effective date of the grant. The option has a ten-year term and vests one-third on the first anniversary of the date of grant, with the balance vesting in equal monthly installments over the following two years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.109	Fourth Amendment to Employment Agreement, dated as of July 11, 2008, between Cortex Pharmaceuticals, Inc. and Roger G. Stoll, Ph.D.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2008	CORTEX PHARMACEUTICALS, INC.

	By:	/s/ Maria S. Messinger
Maria S. Messinger
Vice President, Chief Financial Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.109	Fourth Amendment to Employment Agreement, dated as of July 11, 2008, between Cortex Pharmaceuticals, Inc. and Roger G. Stoll, Ph.D.